UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2005


                                 ZIM CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                     Canada
                  --------------------------------------------
                         (State or other jurisdiction of
                                 incorporation)


       0-30432                                            Not Applicable
-----------------------                                 ---------------------
     (Commission                                          (IRS Employer
    File Number)                                          Identification
                                                          No.)

                              200-20 Colonnade Road
                         Ottawa, Ontario, Canada K2E 7M6
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                         (Address of principal executive
                          offices, including zip code)

                                 (613) 727-1397
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                         (Registrant's telephone number)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

        On April 13, 2005, ZIM Corporation issued a press release announcing that it has filed with the Securities and Exchange Commission a Request to Withdraw its Registration Statement on Form SB-2, registration number 333-114736 initially filed with the SEC on April 22, 2004 and subsequently amended.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ZIM CORPORATION
                                             (Registrant)


April 13, 2005                           By: /s/ Michael Cowpland
                                             ----------------------------------
                                             Michael Cowpland,
                                             President and Chief Executive
                                             Officer